Exhibit 32.01

CERTIFICATION PURSUANT TO
THE SARBANES-OXLEY ACT OF 2002
CHIEF EXECUTIVE OFFICER

I, Gary Herman, certify that:

In connection with the Quarterly Report on Form 10-Q of Digital Creative Development Corporation for the quarter ending December 31, 2010 (the "Report"), the undersigned officer of the Company, certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of op ations of the Company.

Date: June 28, 2011	/s/ Gary Herman
Gary Herman
President